                     TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of August 25, 1999 for the Collection Period of July 1 through
                              July 31, 1999



POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                     1,099,937,045.30
Discounted Principal Balance                              1,099,937,045.30
Servicer Advance                                              2,144,779.34
Servicer Payahead                                             3,039,194.68
Number of Contracts                                                 49,144
Weighted Average Lease Rate                                           7.74%
Weighted Average Remaining Term                                       38.7
Servicing Fee Percentage                                              1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                          1,099,836,638.79
  Discounted Principal Balance                            1,098,541,083.44
  Servicer Advances                                           3,106,749.75
  Servicer Pay Ahead Balance                                  2,765,166.05
  Maturity Advances Outstanding                                          -
  Number of Current Contracts                                       55,054
  Weighted Average Lease Rate                                         7.58%
  Weighted Average Remaining Term                                     21.2



-----------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                   41,247,639.20
 Specified Reserve Fund Percentage                                                 5.50%
 Specified Reserve Fund Amount                                            60,496,537.49
 Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                 6.50%
 Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)            71,495,907.94


                                       Class A            Class B          Total
                                       Amount             Amount           Amount
                                       ------             ------           ------

Beginning Balance                      59,423,467.49      1,073,070.00    60,496,537.49
Withdrawal Amount                                -                 -                -
Transferor Excess                       1,297,947.24                       1,297,947.24
                                       ------------------------------------------------
Ending Balance                         60,721,414.73      1,073,070.00    61,794,484.73
Specified Reserve Fund Balance         59,423,467.49      1,073,070.00    60,496,537.49
                                       ------------------------------------------------
Release to Transferor                   1,297,947.24               -       1,297,947.24
Cumulative Withdrawal Amount                     -                 -                -
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                      Vehicles
                                                                   --------
  Liquidated Contracts                                                118
                                                                      ---
  Discounted Principal Balance                                                     2,289,130.35
  Net Liquidation Proceeds                                                        (1,568,250.45)
  Recoveries - Previously Liquidated Contracts                                       (15,523.43)
                                                                                  -------------
  Aggregate Credit Losses for the Collection Period                                  705,356.47
                                                                                  =============
  Cumulative Credit Losses for all Periods                                         4,699,135.27
                                                                                  =============
  Repossessed in Current Period                                        80
                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                       Annualized Average
FOR EACH COLLECTION PERIOD:                                                   Charge-Off Rate
                                                                             ------------------
    Second Preceding Collection Period                                                    0.44%
    First Preceding Collection Period                                                     0.42%
    Current Collection Period                                                             0.77%

-----------------------------------------------------------------------------------------------------
CONDITION (I)I (CHARGE-OFF RATE)
Three Month Average                                                                       0.54%
Charge-off Rate Indicator ( > 1.25%)                                          CONDITION NOT MET
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                       Percent    Accounts      Percent    ANIV
                                                                            -------    --------      -------    ----
 31-60 Days Delinquent                                                       1.08%       592          1.08%   11,880,379.88
 61-90 Days Delinquent                                                       0.06%        31          0.05%      580,892.33
 Over 90 Days Delinquent                                                     0.02%        13          0.03%      287,098.01
                                                                                       --------               -------------
 Total Delinquencies                                                                     636                  12,748,370.22
                                                                                       ========               =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                                    0.09%
 First Preceding Collection Period                                                                                     0.09%
 Current Collection Period                                                                                             0.08%

----------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                     0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                                CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                  Vehicles
                                                             --------
 Matured Lease Vehicle Inventory Sold                           68                    1,237,300.61
                                                                --
 Net Liquidation Proceeds                                                           (1,092,635.07)
                                                                                    -------------
 Net Residual value (Gain) Loss                                                        144,665.54
                                                                                    =============
 Cumulative Residual Value (Gain) Loss all periods                                     321,190.75
                                                                                    =============

                                                                         Average        Average
                                         Number   Scheduled    Sale   Net Liquidation   Residual
MATURED VEHICLES SOLD FOR                 Sold    Maturities   Ratio      Proceeds       Value
EACH COLLECTION PERIOD:                  ------   ----------   -----  ---------------   ---------

 Second Preceding Collection Period        27        118       22.88%   16,182.14       17,988.00
 First Preceding Collection Period         52        135       38.52%   15,097.55       17,047.56
 Current Collection Period                 68        106       64.15%   16,068.16       18,127.17
 Three Month Average                                                    15,745.75       17,719.70


Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value             88.86%
                                                                                    -------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                        Current Period
CONDITION (III)(RESIDUAL VALUE TEST)                                                     Amount/Ratio           Test Met?
---------------                                                                         --------------          ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                    64.15%                 YES

b) Number of Scheduled Maturities > 500                                                       106                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values            88.86%                  NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                           CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------

                     TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of August 25, 1999 for the Collection Period of July 1 through
                              July 31, 1999


---------------------------------------------------------------------------------------------------------------------------
                                                                      CERTIFICATE BALANCE       CLASS A1      CLASS A2
                                                             TOTAL     PERCENT   BALANCE        BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                              98.00%
---------
 Interest Collections                                    7,984,163.03
 Net Investment Income                                      80,234.68
 Non-recoverable Advances                                  (57,848.07)
                                                        -------------
  Available Interest                                     8,006,549.64          7,846,418.65   2,438,498.54   4,185,482.58
 Class A1, A2, A3 Notional Interest Accrual Amount      (4,546,833.33)        (4,546,833.33) (1,493,541.67) (2,611,458.33)
 Unreimbursed A1, A2, A3 Interest Shortfall                         -                     -              -              -
 Interest Accrual for Adjusted Class B Certificate Bal.   (390,478.25)          (390,478.25)
 Class B Interest Carryover Shortfall                               -
 Servicer's Fee                                           (916,544.70)          (898,213.81)
 Capped Expenses                                           (21,724.55)           (21,290.06)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                     -
 Uncapped Expenses                                                  -                     -
                                                        -------------         -------------
 Total Unallocated Interest                              2,130,968.81          1,989,603.20
 Excess Interest to Transferor                                      -         (1,989,603.20)
                                                        -------------         -------------
 Net Interest Collections Available                      2,130,968.81                     -
 Interest Collections Allocated to Losses                 (833,021.57)
 Accelerated Principal Distribution                                 -
                                                        -------------
 Deposit to Reserve Fund                                 1,297,947.24
                                                        -------------
 Withdrawal from Reserve Fund                                       -
                                                        -------------
PRINCIPAL:
 Certificate Principal Loss Amounts:
 Current Loss Amount                                      (850,022.01)          (833,021.57)
 Loss Reimbursement from Transferor                        833,021.57            833,021.57
 Loss Reimbursement from Reserve Fund                               -
                                                        -------------

 Transferor Ending Certificate Principal Loss Amount       (17,000.44)                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                  -
 Current increase (decrease)                                        -
                                                        -------------
 Ending Balance                                                     -
                                                        -------------
CLASS A INTEREST SUBORDINATED
 Beginning Balance                                                  -
 Current increase (decrease)                                        -
                                                        -------------
 Ending Balance                                                     -
                                                        -------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                  -
 Current increase (decrease)                                        -
                                                        -------------
 Ending Balance                                                     -
                                                        -------------
CLASS B INTEREST SUBORDINATED:
 Beginning Balance                                                  -
 Current increase (decrease)                                        -
                                                        -------------
 Ending Balance                                                     -
                                                        -------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                      -
 Allocations - Current Period                                       -                     -              -
 Allocations - Accelerated Principal Distribution                   -                     -              -
 Allocations - Not Disbursed Beginning of Period                    -                     -
 Allocations - Not Disbursed End of Period                          -                     -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                           1,297,947.24                     -              -
 Allocations - Current Period                            4,937,311.58          4,937,311.58   1,493,541.67   2,611,458.33
 Allocations - Not Disbursed Beginning of Period        19,749,246.32         19,749,246.32   5,974,166.68  10,445,833.32
 Allocations - Not Disbursed End of Period              24,686,557.90         24,686,557.90   7,467,708.35  13,057,291.65
DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund                                      -
 Due to Trust                                            6,155,024.14          4,857,076.90   1,468,606.45   2,568,659.08
                                                         -------------         -------------  ------------- -------------
    Total Due To Trust                                   6,155,024.14          4,857,076.90   1,468,606.45   2,568,659.08
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                            Class A3      Class B             Transferor Interest
                                                            Balance       Balance           Interest       Principal
---------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                       2.00%
---------
 Interest Collections
 Net Investment Income
 Non-recoverable Advances

  Available Interest                                       701,705.25     520,732.27      160,130.99
 Class A1, A2, A3 Notional Interest Accrual Amount        (441,833.33)
 Unreimbursed A1, A2, A3 Interest Shortfall                         -
 Interest Accrual for Adjusted Class B Certificate Bal.                  (390,478.25)
 Class B Interest Carryover Shortfall                                              -
 Servicer's Fee                                                                           (18,330.89)
 Capped Expenses                                                                             (434.50)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                                -
 Uncapped Expenses                                                                                 -
                                                                                       -------------
 Total Unallocated Interest                                                               141,365.59
 Excess Interest to Transferor                                                          1,989,603.20
                                                                                       -------------
 Net Interest Collections Available                                                     2,130,968.79
 Interest Collections Allocated to Losses                                                (833,021.57)
 Accelerated Principal Distribution                                                                -
 Deposit to Reserve Fund                                                               -------------
 Withdrawal from Reserve Fund                                                            1,297,947.22
PRINCIPAL:                                                                             -------------
 Certificate Principal Loss Amounts:
 Current Loss Amount                                                     (833,021.57)                     (17,000.44)
 Loss Reimbursement from Transferor                                       833,021.57     (833,021.57)
 Loss Reimbursement from Reserve Fund                                                  -----------------------------
 Transferor Ending Certificate Principal Loss Amount                                     (833,021.57)     (17,000.44)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS A INTEREST SUBORDINATED
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS B INTEREST SUBORDINATED:
 Beginning Balance
 Current increase (decrease)

 Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                                                                     -
 Allocations - Current Period
 Allocations - Accelerated Principal Distribution                                                  -
 Allocations - Not Disbursed Beginning of Period
 Allocations - Not Disbursed End of Period                          -              -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                      -              -    1,297,947.24
 Allocations - Current Period                              441,833.33     390,478.25               -
 Allocations - Not Disbursed Beginning of Period         1,767,333.32   1,561,913.00               -
 Allocations - Not Disbursed End of Period               2,209,166.65   1,952,391.25               -
DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund
 Due to Trust                                              434,657.95     385,153.43    1,297,947.24               -
                                                        -------------  -------------   -------------
    Total Due To Trust                                     434,657.95     385,153.43    1,297,947.24               -
---------------------------------------------------------------------------------------------------------------------------

                     TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of August 25, 1999 for the Collection Period of July 1
                             through July 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Certificate Balance                   Class A1
                                                   Total          Percent          Balance        Percent         Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)        1,099,937,045.30
Discounted Principal Balance                 1,099,937,045.30
Initial Notional/Certificate Balance                        -     100.00%     1,077,938,000.00     31.08%     335,000,000.00
Percent of ANIV                                                                          98.00%                        30.46%
Certificate Factor                                                                   1.0000000                     1.0000000
Notional/Certificate Rate                                                                                              5.350%
Targeted Maturity Date                                                                                      October 25, 2000
Servicer Advance                                 2,144,779.34
Servicer Payahead                                3,039,194.68
Number of Contracts                                    49,144
Weighted Average Lease Rate                              7.74%
Weighted Average Remaining Term                          38.7
Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value               1,099,853,639.23
Discounted Principal Balance                 1,099,851,992.17
Notional/Certificate Balance                                                  1,077,938,000.00                335,000,000.00
Adjusted Notional/Certificate Balance                                         1,077,938,000.00                335,000,000.00
Percent of ANIV                                                                          98.00%                        30.46%
Certificate Factor                                                                   1.0000000                     1.0000000
Servicer Advances                                2,978,763.35
Servicer Pay Ahead Balance                       3,002,792.35
Maturity Advances Outstanding                               -
Number of Current Contracts                            54,501
Weighted Average Lease Rate                              7.59%
Weighted Average Remaining Term                          22.1

POOL DATA CURRENT MONTH
 Aggregate Net Investment Value              1,099,836,638.79
 Discounted Principal Balance                1,098,541,083.44
 Notional/Certificate Balance                                                 1,077,938,000.00                335,000,000.00
 Adjusted Notional/Certificate Balance                                        1,077,938,000.00                335,000,000.00
 Percent of ANIV                                                                         98.00%                        30.46%
 Certificate Factor                                                                  1.0000000                     1.0000000
 Servicer Advances                               3,106,749.75
 Servicer Pay Ahead Balance                      2,765,166.05
 Maturity Advances Outstanding                              -
 Number of Current Contracts                           55,054
 Weighted Average Lease Rate                             7.58%
 Weighted Average Remaining Term                         21.2

Prior Certificate Interest Payment Date        March 25, 1999
Next Certificate Interest Payment Date     September 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Class A2                 Class A3                   Class B         Transferor Interest
                                       Percent      Balance     Percent      Balance       Percent     Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance  53.34%     575,000,000.00   8.94%     96,400,000.00   6.64%     71,538,000.00   21,999,045.30
Percent of ANIV                                           52.28%                     8.76%                     6.50%           2.00%
Certificate Factor                                    1.0000000                 1.0000000                 1.0000000
Notional/Certificate Rate                                 5.450%                    5.500%                    6.550%
Targeted Maturity Date                       September 25, 2001         February 25, 2002        September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                     575,000,000.00             96,400,000.00             71,538,000.00   21,915,639.23
Adjusted Notional/Certificate Balance            575,000,000.00             96,400,000.00             71,538,000.00   21,915,639.23
Percent of ANIV                                           52.28%                     8.76%                     6.50%           2.00%
Certificate Factor                                    1.0000000                 1.0000000                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
 Aggregate Net Investment Value
 Discounted Principal Balance
 Notional/Certificate Balance                    575,000,000.00             96,400,000.00             71,538,000.00   21,898,638.79
 Adjusted Notional/Certificate Balance           575,000,000.00             96,400,000.00             71,538,000.00   21,898,638.79
 Percent of ANIV                                          52.28%                     8.76%                     6.50%           2.00%
 Certificate Factor                                   1.0000000                 1.0000000                 1.0000000
 Servicer Advances
 Servicer Pay Ahead Balance
 Maturity Advances Outstanding
 Number of Current Contracts
 Weighted Average Lease Rate
 Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                  Vehicles
                                                   --------
Principal Collections                                                10,224,321.37
Prepayments in Full                                   328             6,577,308.30
                                                      ---
Reallocation Payment                                   5                104,811.56
                                                       -
Interest Collections                                                  7,984,163.03
Net Liquidation Proceeds and Recoveries                               1,583,773.88
Increase (Decrease) in Maturity Advances                                         -
Net Liquidation Proceeds - Vehicle Sales                              1,092,635.07
Non-Recoverable Advances                                                (57,848.07)
                                                                     --------------
Total Available                                                      27,509,165.14
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:               Amount       Annual Amount
                                          ----------     -------------
 Total Capped Expenses Paid                21,724.55        217,245.50
 Total Uncapped Expenses Paid                      -                 -
 Capped and Uncapped Expenses Due                  -                 -
SERVICER'S FEE DUE:
 Servicer's Fee Paid                      916,544.70
 Servicer's Fee Balance Due                        -
SUPPLEMENTAL SERVICER'S FEES               96,897.96
-----------------------------------------------------------------------

---------------------------------------------------------------------------------
REVOLVING PERIOD:                                   Vehicles          Amount
                                                    --------       --------------
 Beginning Unreinvested Principal Collections                            1,647.06
 Principal Collections & Liquidated Contracts                       20,415,871.75
 Allocation to Subsequent Contracts                   1072         (20,422,553.43)
                                                    --------       --------------
 Ending Unreinvented Principal Collections                              (5,034.62)
---------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/  HOLLY PEARSON
------------------------------------
     Holly Pearson, Treasury Manager



                                                                         Page 3